UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

KINETIC SEAS INCORPORATED

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-56478 (Commission File Number)	47-1981170 (IRS Employer Identification No.)

2030 Powers Ferry Road SE, Suite 212,

Atlanta, Georgia 30339

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Bellatora, Inc.

(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a) Effective December 14, 2023, Bellatora, Inc., n/k/a Kinetic Seas Incorporated (the “Company”) and Coral Investment Partners, LP. (“Coral”) agreed to amend their Promissory Note Agreement in the following manner:

•	Interest only payments on the outstanding balance of the Promissory Note shall begin on February 1, 2024 and continue monthly until such time as repayment of the outstanding balance begins.

•	Monthly payments of principal and interest payments shall begin on May 1, 2024 pursuant to an amortization schedule that will result in full payment of the loan by April 30, 2025.

•	In the event of a default, Coral shall have the right to convert a portion of its debt, subject to certain limitations, into shares of the Company’s common stock at a per share price equal to the most recent private placement price in the event the Company has raised at least $500,000 in a private placement transaction, and if the foregoing condition is not met, at $0.001 per share.

•	The Company is barred from issuing shares or convertible instructions that increase its fully-diluted shares to amount greater than fifty million (50,000,000) shares until the outstanding balance of the loan is repaid.

•	The Company is barred from any entering into any agreement security (i.e., notes, preferred stock, warrants or options) which is convertible, exchange or exercisable to acquire shares of common stock if the conversion, exchange or exercise price is determined in reference to the current market price of the common stock at or about the time of conversion, exchange or exercise until the outstanding balance of the loan is repaid.

•	The Company is barred from increasing the number of authorized common shares until the outstanding balance of the loan is repaid.

•	The Promissory Note was amended to add a provision which bars Coral from converting the Promissory Note into common stock if the conversion would result in Coral and its affiliates owning in excess of the “Beneficial Ownership Limitation.” The Beneficial Ownership Limitation is initially 4.99%, but may increase up to 9.99% at the election of Coral on 61 days prior written notice to the Company.

•	Simultaneous with the amendment, Coral agreed to convert $50,000 of the indebtedness due under the Promissory Note 1,000,000 shares of common stock, which equated to a conversion price of $0.05 per share.

•	Following the conversion of part of Coral’s indebtedness into common stock on December 14, 2023, the balance due to Coral was $182,000 in principal and $9,728.58 of interest.

Effective December 14, 2023, Bellatora Inc (the "Company") entered into a Letter of Agency with Lightyear AI Inc ("Lightyear") for Lightyear to act as agent for the Company for the purposes of inspecting, coordinating, discussing, and arranging communication service on behalf of the Company. The purpose of this agreement is for Lightyear to assist the Company in selecting datacenters for Company's GPU Hosting Services.

Effective December 14, 2023, Bellatora Inc (the "Company") entered into a Master Services Agreement and Service Order with Databank Holdings Inc, ("Databank") provide the Company with server collocation services at their Databank-ORD4 location in Oakbrook Illinois. The Master Services Agreement and Service Order includes a 42U Secure Cabinet Enclosure, and two 60 Amp 208V 3 Phase Power circuits.

Effective December 14, 2023, Bellatora Inc (the "Company") and Zazo Inc, ("Zazo") entered into a two year agreement for Zazo to provide 10G internet connectivity with 2 fiber optical connections to the Company's Databank-ORD4 location in Oakbrook Illinois.

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Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

On December 14, 2023, the Company sold 21,600,000 shares of common stock at $0.001 per share, for gross proceeds of $21,600. The sale was conducted pursuant to an exemption from registration provide by Section 4(a)(2) of the Securities Act of 1933.

On December 15, 2023, the Company commenced an offering of up to 10,000,000 shares of common stock at $0.05 per share. Through February 29, 2024, the Company has sold 5,500,000 shares in the offering for cash for gross proceeds of $275,000. The offering is being conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Section 5 – Corporate Governance and Management

Item 5.01 Change in Control of Registrant.

By a written consent dated December 14, 2023, the Board of Directors of the Company approved the appointment of Edward Honour, Jeffrey Lozinski, Joseph Lehman, and Robert Jackson to the Board of Directors of the Company, and to appoint Edward Honour as Chairman (the “New Directors”). At the same time, the Board of Directors approved the issuance of 21,600,000 shares of common stock in the Company’s offering at $0.001 per share. In addition, the Board of Directors also approved a private offering of 10,000,000 shares of common stock at $0.05 per share, and an affiliate of a New Director purchased the initial 1,000,000 shares in such offering. As a result of both transactions, the New Directors and their affiliates acquired an aggregate of 22,600,000 Shares of common stock in the offering. As a result of the acquisition, the New Directors obtained control of 84% of issued and outstanding common shares of the Company at the time.

The following table sets forth, as of February 29, 2024, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of common stock, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after February 29, 2024 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name	Shares Beneficially Owned	Percent of Common Stock (1)
5% Stockholders
Jeffrey Lozinski (2)	11,500,000	36.9%
Robert Jackson	6,000,000	19.3%
Coral Investment Partners, LP (3)	3,000,000	9.3%
Ed Honour	2,450,000	7.9%
Ionic Ventures	2,000,000	6.4%

Directors and Named Executive Officers
Jeffrey Lozinski (2)	11,500,000	36.9%
Robert Jackson	6,000,000	19.3%
Ed Honour	2,450,000	7.9%
Erik S. Nelson (4)	3,000,000	9.3%
Joseph Lehman	1,000,000	3.2%
Officers and Directors as a Group	23,950,000	74.5%

(1)	Based on 31,146,000 shares of common stock issued and outstanding as of February 29, 2024.
(2)	Includes 10,500,000 shares of common stock owned directly and 1,000,000 shares of common stock owned by his spouse.
(3)	Includes 2,000,000 shares of common stock owned directly and 1,000,000 warrants to purchase common stock, but not any shares obtained upon the conversion of a note because the conversion right is not exercisable unless the note is in default, which it is not.
(4)	Includes the shares beneficially owned by Coral Investment Partners, LP (see Note 2), as to which Mr. Nelson, in his capacity as owner of the general partner, has sole voting and investment power. Mr. Nelson disclaims beneficial ownership of shares held by Coral beyond his 40% ownership interest therein.

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The appointment of the New Directors to the Company’s board, and sale to the New Directors of a controlling interest in the Company, were made in order to enable the Company to enter the business of artificial intelligence hosting, research & development, and consulting. Prior to the change in control to the New Directors, the Company was a shell company. The Company will file an amended Form 8-K with the additional information that would be required if the Company were to file a registration statement on Form 10 in the near future.

(a)(8) Set forth below is information about the Company that would be required in a registration statement on Form 10, to the extent such information has changed as a result of the change of control described in Item 5.01(a)(1)-(7) above.

Item 1. Business

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements (such as when we describe what “will,” “may,” or “should” occur, what we “plan,” “intend,” “estimate,” “believe,” “expect” or “anticipate” will occur, and other similar statements) include, but are not limited to, statements regarding future operating results, potential risks pertaining to these future operating results, future plans or prospects, anticipated benefits of proposed (or future) acquisitions, dispositions and new facilities, growth, the capabilities and capacities of business operations, any financial or other guidance, expected capital expenditures and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. We make certain assumptions when making forward-looking statements, any of which could prove inaccurate, including assumptions about our future operating results and business plans. However, the inclusion of forward-looking statements should not be regarded as a representation by the Company or any other person that future events, plans or expectations contemplated by the Company will be achieved. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the section named “Risk Factors” as well as those disclosed in subsequent reports we file with the Securities and Exchange Commission (“SEC”).

Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we comprehensively assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements.

Further, certain information regarding market and industry statistics contained in this Current Report on Form 8-K has been obtained from industry and other publications that we believe to be reliable, but that are not produced for purposes of securities filings and which may contain such forward-looking statements. We have not independently verified any market, industry or similar data presented in this Current Report on Form 8-K and cannot assure you of its accuracy or completeness. Further, we have not reviewed or included data from all sources. Forecasts and other forward-looking statements obtained from third-party sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future markets or events.

All forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur, or of which we hereafter become aware, except as required by law. You should read this document completely and with the understanding that our actual future results or events may be materially different from what we expect. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

OUR BUSINESS

Company Overview

We are an Artificial Intelligence (“AI”) consulting, research and development, infrastructure, and software company with a primary focus on GPU Cloud Hosting.

In late 2023, we hired a new executive management team with the goal of creating an innovative AI consulting, research and development, infrastructure, and software company to be called Kinetic Seas. The name Kinetic Seas is a metaphor for artificial intelligence in that AI is "kinetic" meaning it is always moving, and like the "sea" in that AI developers must be prepared to go wherever the technology takes them.

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We envision a future where data science, machine learning, and artificial intelligence is tightly integrated into the operations and workflow of every company. To help achieve this vision, we decided to take a practical approach to AI with the philosophy of "be evolutionary, not revolutionary". Our business model comes from our team’s experience implementing large scale AI applications and the hurdles we faced doing so.

Our management team launched the concept of Kinetic Seas in 2021 with an initial focus on creating practical data science and machine learning software and tools necessary to support AI application development. At the time Large Language Models (LLMs) like ChatGPT had not been released, and even widely used AI technologies like convolutional neural networks and recurrent neural networks were mostly unknown to the public. Our initial focus was on developing open-source libraries necessary for implementing data science and machine learning into existing businesses.

Data science, machine learning, and artificial intelligence have challenges that are fundamentally different than traditional computing. To effectively navigate the AI landscape and provide the right services for our customers, we developed our business model around six pillars, or areas of focus. Each pillar supports the others, and in the current landscape it would be difficult for any individual business segment to be successful without support from one or more of the others. These pillars include:

•	GPU infrastructure hosting and rental.
•	Consulting and Staff Augmentation.
•	Open-Source Software Development and Support.
•	Software and Platform as a Service (SaaS/PaaS)
•	Training and education.
•	Partnerships and product incubation.

We decided to focus on these areas because they are tightly coupled, depend on each other, and any missing component can slow down a project or cause it to fail.

Our Mission

Our mission is to introduce data science, machine learning, and artificial intelligence to businesses of all sizes. To do this, we made the strategic decision to be a "one stop shop" for everything necessary a business needs to be successful in AI. Part of our mission is to help businesses be successful with AI by simplifying the process and providing the tools and expertise necessary.

Our Opportunity

Industry sources predict 90% of businesses will adopt AI of some type in the next three years. While most companies entering the AI market as vendors are focused on a single application or technology that they hope will be revolutionary, we are focused on helping companies be successful no matter how simple or complex their goals. By helping companies be early adopters of AI we have the opportunity to build long term relationships with our customers and technologies evolve and confidence in AI grows.

Our Vision

We aim to simplify the way businesses adopt artificial intelligence by simplifying the process companies must follow to evaluate, chose, implement, and manage products built on data science, machine learning, and artificial intelligence. Currently it is a daunting task for businesses to navigate the rapidly evolving technical landscape that requires new technologies and different infrastructure requirements. By executing our vision, we plan to provide a valuable service to businesses regardless of their size or the industry they operate.

Our Products

Our products and services provide the six pillars necessary to implement artificial intelligence applications in the current landscape. In defining each market segment, you will understand how each pillar is dependent on one or more of the other pillars and how providing each product or service supports the others.

Technical Consulting

The first pillar of our operations is technical consulting. This segment of the operation is divided into four smaller parts, strategic consulting, staff augmentation, project consulting, and infrastructure consulting. In traditional IT consulting, clients usually provide consultants with the tools and infrastructure necessary to perform the tasks. In AI consulting this is rarely the case due to the drastically different technologies used in AI projects. For this reason, this pillar is tightly integrated with our other business segments.

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Strategic consulting provides technical expertise in the overall planning and decision-making process involved in AI projects. It involves choosing achievable goals, determining which AI models are right for the project and creating the overall vision of the project. This type of consulting generates the highest revenue for each consultant but is the hardest to grow due to the limited availability of this type of consultant. Strategic consulting is key to a project’s success because early errors in direction will have a long-term negative affect on AI projects.

Staff augmentation provides staffing resources with specific skills to assist companies that are managing their own AI projects. This type of consulting is more prevalent in traditional IT projects where companies have experience managing their own projects. Staff augmentation is less in demand for AI projects because most companies do not have experience in managing their own AI projects. In staff augmentation projects the resources provided usually perform a specific task to which they are well suited.

Project consulting is where we provide most of the resources necessary to take the project through its entire roadmap. As part of the service, we provide project management and strategic consulting to ensure the success of the project. At the end of a successful project, the employees of the client have been trained to support the project going forward. Project consulting is our most desired form of consulting because it allows us to create a fully integrated team of consultants at a wide variety of skill levels. This provides us with a mechanism to gain on-the-job education for our consultants and evaluate their skills throughout the project. Project consulting projects are usually sold when the client is building an AI project on top of one or more of the software and library products we provide.

Infrastructure consulting is where we assist companies on building their own infrastructure for AI projects and applications. Although shared cloud services may be right for most traditional IT applications this is not the case for AI applications. Our infrastructure consulting helps companies build an infrastructure either on their own premises or collocated in our managed data center. AI infrastructure consulting is focused on hardware selection, network design, power requirements and heat dissipation. This is different than traditional IT infrastructures that are homogeneous in their design. Our infrastructure consulting potentially includes providing a fully managed service where we manage and maintain their infrastructure. This is a good option for companies that already use cloud hosting to replace on-premise equipment.

GPU infrastructure hosting and Rental (Kinetic Cloud)

The second pillar is infrastructure and GPU rentals which we market under the brand name Kinetic Cloud. This market segment provides a valuable service to companies adopting AI and can operate as a stand-alone business segment. One of the most essential functions this market segment provides for our business is support to our consulting practice and software development projects. GPU cloud hosting also provides a mechanism for marketing outreach because it is easily understood by AI developers and is in high demand.

Kinetic Cloud provides access to a fully managed GPU infrastructure on an hourly, daily, weekly, or monthly basis. Virtual systems can be launched on demand and are based on NVIDIA Ampere technologies. Cloud based systems are configured for the different tasks that are necessary for implementing AI solutions. It is hard, if not impossible for an AI project team to know which hardware or infrastructure design will be best for their project when the project first starts so having different options on demand is a valuable service.

The hardware and infrastructure supporting AI development and operations differs significantly due to the unique computational demands, data requirements, and architecture considerations of AI workloads. This makes it highly unlikely that even large companies have the right hardware on hand.

AI projects are made up of three distinct phases, hyperparameter optimization, model training, and inference, and each phase has different hardware and network topology requirements.

The development phase, called Hyperparameter Optimization, is where data scientists determine the correct AI model for the project. There are several broad categories of AI models to choose from depending on the task, and over two hundred thousand existing open-source models available to choose from. During the first phase, data scientists test different models and parameters to determine the right model for the project and hardware requirements for the training phase.

The training phase is where company data is applied to the model to integrate proprietary and company information into the solution. This phase may take weeks or months for projects training a model from scratch or days for clients fine tuning existing models. Unlike traditional IT applications where the development team identifies algorithms and data flow prior to development, AI models are trained on enormous amounts of data over an extended period to “teach” the model how to handle different inputs.

The inference phase where the company’s custom AI model is deployed to end users. Inference hosting is usually long-term hosting that can span months or years. Since AI hardware technologies are always evolving, inference hosting reduces the risks to the client and protects the client’s investment in the first two project phases.

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Each of these phases has different infrastructure requirements that most companies are unprepared for.

By utilizing Kinetic Cloud, businesses can accelerate their AI and ML projects. The Kinetic Cloud platform minimizes deployment delays, enabling organizations to bring innovative solutions to the market faster, gain a competitive edge, and seize opportunities in this quickly evolving opportunity.

We are committed to revolutionizing how businesses leverage cloud resources for AL and ML. With our GPU Cloud Hosting solutions, we empower organizations of all sizes to overcome the challenges associated with AI infrastructure, accelerate AI and ML initiatives, and be successful implementing AI based solutions.

Open-Source Software and Libraries

The third pillar of our business is our contribution to the AI ecosystem through the creation and management of open-source projects. Without open-source software and the collaboration it generates there would be no artificial intelligence market because AI research & development is built on the work of others.

A common term used in Artificial Intelligence is the “AI Pipeline”. This term describes the process data follows across AI models and legacy software that is not AI but holds the process. Over the past several years our team has created open-source software and libraries written in Python and C++ that assist developers in developing AI pipeline applications.

Participation in the open-source community is critical to the success of our business. In addition to the name recognition and branding it creates, it is also a marketing tool for the other market pillars.

KineticPDF is an open-source python library that allows the user to extract data from Adobe Acrobat documents, read data from forms contained in the document, and add data to existing PDFs. Reading data from PDFs that is used to train AI models is a cornerstone function in AI.

KineticPDF++ is a C++ library that operates over 100 times faster than its python equivalent for large scale model training.

KineticMail is an open-source python library for creating AI enabled email applications. With KineticMail developers can easily integrate email into their AI applications and pipeline.

KineticForms is an open-source python library for processing forms using AI. With KineticForms developers can use AI to convert textual data into form data that can be stored in relational databases.

Our open-source libraries are the cornerstone of workflow processing applications and will continue to grow and we identify additional open-source libraries that are necessary for the success of the industry.

Software and Platform as a Service (SaaS/PaaS)

The most popular way to deliver AI products is currently with the Software as a Service (SaaS) model, where the vendor hosts the AI application on a website and users access it using a website or an Application Programming Interface (API). This is the model made popular in traditional IT with software products like Salesforce, or QuickBooks, and in the AI environment SaaS is best represented by ChatGPT. In this model, the vendor hosts all software and infrastructure, and the customer pays a subscription fee to access the software.

Our next pillar provides products developed in-house on a subscription basis that support the implementation of AI. This is an important segment because SaaS products support our customers’ needs for software that compliments their AI products. For Kinetic Seas SaaS will generate recurring revenue.

KineticMail is an email platform developed to be “AI enabled”. Companies that want to use email as part of their AI pipeline can host their email services on our fully managed platform. They can use our service for specific or all their email domains. Although it is difficult to compete with Microsoft 365 or Google Workspaces to provide enterprise-wide email services, KineticMail provides a flexible platform for AI enabled email.

PDFForms is a fully managed platform for processing Adobe Acrobat forms built on the KineticPDF, KineticMail, and KineticForms libraries. PDFForms allows companies to send and receive forms to their customers or staff that can be automatically read, processed, and responded to by our AI enabled platform.

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Software as a Service is an important part of our business model in that it supports our customers, highlights the capabilities of our libraries, and generates recurring revenue with a low cost of operations. The low cost of operations of our initial products allows us to use them as marketing tools to gain name recognition for the company.

Education and Training

Our marketing philosophy is based on “authority marketing” where we establish ourselves as experts in the industry by teaching others. Education and training are a critical pillar in this overall strategy.

The Kinetic Seas Business AI podcast, Kinetic Guides, and the Kinetic Seas YouTube channel are all part of our client outreach and marketing approach. In addition to providing free training and education through social media, consulting clients expect knowledge transfer and training as part of our service. An important part of our overall strategy is the development of both free and paid educational services including self-paced and classroom training. Our team is highly qualified to teach the following AI subjects that we plan to integrate into our educational services:

•	Data Science includes exploratory data analysis, classification systems, logistic regression, decision trees, random forest, and clustering algorithms.
•	Machine learning principles include convolutional and recurrent neural networks.
•	Generative Pre-trained Transformers (GPTs) and Large Language Models.
•	Python and C++ Programming.
•	Data preparation and model training.
•	Model Fine-Tuning.
•	AI/ML Hardware and Infrastructure
•	Application integration and support.

We plan to create customized educational and training packages for our clients in order to ensure their long-term success.

Partnerships and Incubation Services

The final pillar of our business model is developing partnerships and incubation services for up-and-coming AI companies. Infrastructure, support, and product rollout are something most AI companies do not account for when they develop new products. Our partnership and incubation services are a flexible way to get long term hosting clients, earn consulting revenue, and potentially gain new partnerships that assist in our growth while we effectively utilize our infrastructure, software, and expertise. Because we provide a complete service, we are in a unique position to partner with exciting new products.

Although we do not intend to market incubation services directly, our marketing of consulting services and cloud hosting has already provided introductions to potential partners.

Our Competitive Advantage

Operating the six pillars of our business model provides us with a competitive advantage by allowing customers to have their needs met by a single vendor. The majority of participants in the AI industry can be characterized as “big tech” companies (meaning large corporations offering AI as an extension of other services), “legacy vendors” (meaning long-time AI industry participants with older technologies), and "startups" that are far from bringing products to market.

Brands relying on big tech AI frequently experience decreased ability to innovate or customize how their products interact with their AI platforms and/or end users. In some cases, these big tech AI providers even compete with their customers making them a less attractive choice for a strategic partner.

Many “legacy vendors” offer dated technologies at a high price because they are tied to the technologies they developed in the past. In many unfortunate cases legacy vendors have just added “AI” to their names to gain market recognition. Legacy vendor technologies may require significant effort to turn legacy products offerings into solutions that can compete effectively. Oftentimes this is neither economical nor practical.

There is currently a high barrier to entry into AI and we view our conservative, multi-faceted approach as a competitive advantage.

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Our Sales and Marketing

There are different sales and marketing techniques for our different market segments and plan to use cross-selling to make our marketing approaches more effective. Although artificial intelligence makes news on an almost daily basis, our target market is relatively small and can be difficult to reach using traditional sales and marketing approaches.

Authority Marketing

Authority marketing is a strategic approach that focuses on establishing an individual or a company as a thought leader or expert in their specific field. This process involves creating and disseminating valuable content, engaging in public speaking, publishing books or articles, and leveraging various media platforms. The goal of authority marketing is to build credibility and trust with a target audience, which in turn can lead to increased brand recognition, customer loyalty, and business growth.

Authority marketing is not just about promoting products or services, but about contributing meaningful insights and solutions to the industry, thereby influencing purchasing decisions and creating a loyal customer base. This approach is particularly effective in technical fields, where consumers are inundated with information and are more likely to engage with brands that offer genuine expertise and authoritative perspectives.

Developer Bottom-Up Marketing

Bottom-up marketing augments authority marketing by providing valuable resources like open-source libraries and pre-trained models to developers and data scientists. This type of marketing is more indirect since developers and data scientists are rarely the decision makers for consulting or infrastructure services. Each product we contribute to the AI ecosystem builds name recognition and goodwill which eventually leads to increased sales in all six of our market segments.

Traditional Internet Marketing and Advertising

Traditional internet marketing and advertising is most effective for products that are in short supply and in high demand. Of our six market segments, only GPU Cloud Hosting meets the criteria to be successful using traditional approaches. Traditional internet marketing can be expensive and tends to be cost prohibited when the product marketed does not have a high enough profit margin. For this reason, we plan to only use this type of marketing for GPU Cloud Hosting.

Traditional Consulting Relationship Marketing

Relationship marketing in the consulting market is a long-term marketing strategy that involves direct sales contacts with IT departments and hiring managers. Relationship marketing augments authority marketing by letting IT departments know how to reach the company.

Regulation

Our financial prospects and continued growth depend in part on our ability to continue to operate in a compliant manner with all rules and regulations. To date, there is no law or regulations that relate specifically to AI or ML. However, there are continuing calls for regulation to address perceived dangers or harms of AI or ML.

Within the United States, on October 30, 2023, President Biden released his Executive Order on Safe, Secure, and Trustworthy Artificial Intelligence. The Executive Order addresses a variety of issues, such as focusing on standards for critical infrastructure, AI-enhanced cybersecurity, and federally funded biological synthesis projects. The Executive Order provides the authority to various agencies and departments of the US government, including the Energy and Defense departments, to apply existing consumer protection laws to AI development. The Executive Order also recognizes AI's social challenges, and calls for companies building AI dual-use foundation models to be wary of these societal problems. For example, the Executive Order states that AI should not “worsen job quality,” and should not “cause labor-force disruptions.” Additionally, Biden’s Executive Order mandates that AI must “advance equity and civil rights”, and cannot disadvantage marginalized groups. It also called for foundation models to include "watermarks" to help the public discern between human and AI-generated content, which has raised controversy and criticism from deepfake detection researchers.

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One January 1, 2023, the New York City Bias Audit Law, enacted by the NYC Council in November 2021, was scheduled to go into effect. The enforcement date for the law has been pushed back due to the high volume of comments received during the public hearing on the Department of Consumer and Worker Protection's (DCWP) proposed rules to clarify the requirements of the legislation. It eventually became effective on July 5, 2023. From this date, the companies that are operating and hiring in New York City are prohibited from using automated tools to hire candidates or promote employees, unless the tools have been independently audited for bias.

The European Union is one of the largest jurisdictions in the world and plays an active role in the global regulation of digital technology through the General Data Protection Regulation, the Digital Services Act, and the Digital Markets Act.  For AI in particular, the EU proposed the Artificial Intelligence Act (the “AIA”) in 2023, which would be the most far-reaching regulation of AI worldwide if enacted.

The AIA divides AI risks into different risk categories depending on the type of application, and one specifically dedicated to general-purpose generative AI, as follows:

•	Unacceptable risk: AI applications that fall under this category would be banned. This includes AI applications that manipulate human behavior, those that use real-time remote biometric identification (including facial recognition) in public spaces, and those used for social scoring (ranking people based on their personal characteristics, socio-economic status or behavior).

•	High-risk: The AI applications that pose significant threats to health, safety, or the fundamental rights of persons, which could include AI systems used in health, education, recruitment, critical infrastructure management, law enforcement or justice. Thos AI applications would be subject to obligations of quality, transparency, human supervision and security. They must be evaluated before they are placed on the market, as well as during their life cycle. The list of high-risk applications could be expanded by regulation without requiring an amendment to the AIA itself.

•	General-purpose AI (“GPAI”): This includes in particular foundation models like ChatGPT. They would be subject to transparency requirements. High-impact general-purpose AI systems which could pose systemic risks must also undergo a thorough evaluation process.

•	Limited risk: These systems would be subject to transparency obligations aimed at informing users that they are interacting with an artificial intelligence system and allowing them to exercise their choices. This category includes, for example, AI applications that make it possible to generate or manipulate images, sound or videos (like deepfakes). In this category, free and open-source models whose parameters are publicly available are not regulated, with some exceptions.

•	Minimal risk: This would include for example AI systems used for video games or spam filters. Most AI applications are not expected to be in this category. They would not be regulated, and Member States would be prevented from further regulating them via maximum harmonisation. Existing national laws related to the design or use of such systems are disapplied. However, a voluntary code of conduct is suggested.

In addition, various countries, such as several members of the EU, China and Canada, are considering passing legislation that would impact AI and ML.

As the regulatory and legal environment evolves, we may become subject to new laws, such as further regulation by the SEC and other agencies, which may affect our mining and other activities. For additional discussion regarding our belief about the potential risks existing and future regulation pose to our business, see the Section entitled “Risk Factors” herein.

Our Facilities

The Company currently subleases office space at 1501 E. Woodfield Road, Schaumburg, Illinois, from an affiliate of Ed Honour, the Company’s chief executive officer, the affiliate’s cost with no markup. The affiliate is in the process of transferring the lease to the Company so that the Company would be direct lessee from the landlord.

Effective December 14, 2023, the Company entered into a Master Services Agreement and Service Order with Databank Holdings Inc, ("Databank") provide the Company with server collocation services at their Databank-ORD4 location in Oakbrook Illinois.

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Patents and Trademarks

We intend to protect our intellectual property rights through a combination of trademark, patent, copyright and trade secrets laws.

Employees and Independent Contractors

As of March 1, 2024, we had 5 employees and independent contractors, which do not include our officers who are performing services without a contract or compensation until we raise capital.

We have no collective bargaining agreements with our employees, and believe all independent contractor and employment agreements relationships are satisfactory. We hire independent contractors on an as-needed basis, and we may retain additional employees and consultants during the next twelve months, including additional executive management personnel with substantial experience in development business.

RISK FACTORS

An investment in the Company’s common stock involves a high degree of risk, and an investor should only purchase the Company’s securities if he or she can afford to suffer the loss of his or her entire investment. Certain factors may have a materially adverse effect on our business, financial condition and results of operations, including the risk factors described below. You should carefully consider all of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as those risks disclosed in the Company’s other public filings, together with the other information contained in this report and the Company’s other public filings before making an investment decision regarding the Company’s securities. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently believe are not material may also become important factors that could adversely affect our business, financial condition and results of operations, perhaps materially. If any of the following risks actually occur, our business, financial condition, results of operation and future prospects could be materially and adversely affected. In that event, the trading price of shares of our common stock could decline, and you could lose part or all your investment. The risks discussed below also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements. For more information regarding forward-looking statements in this Annual Report, please see the Section entitled “Cautionary Note Regarding Forward-Looking Statements” in this Current Report on Form 8-K.

Risks Related to the Company’s Business and Industry

Artificial Intelligence and Machine Learning are emerging technologies and involve significant risks and uncertainties.

The fields of Artificial Intelligence (AI) and Machine Learning (ML) are characterized by rapid technological advancements and are subject to significant risks and uncertainties. Our operations and future success are substantially dependent on our ability to develop, integrate, and effectively utilize AI and ML technologies. Given the experimental nature of these technologies, we face challenges related to the design, development, and practical implementation of AI and ML algorithms. These technologies are also subject to evolving industry standards, regulatory constraints, and may give rise to ethical and legal considerations that could affect their utilization and public acceptance. Furthermore, the complexity of AI and ML systems increases the risk of unforeseen operational failures and the potential for biased or incorrect outputs, which could lead to reputational harm or liability. There is also the possibility that the AI and ML models we develop may not perform as expected when deployed in real-world scenarios, which could hinder our product offerings and impact our competitiveness in the market. Investors should be aware that our investment in these technologies may not yield the intended results, and the failure to effectively address these risks and uncertainties may materially and adversely affect our business and operational results."

Adverse conditions in the AI market or the global economy more generally could have adverse effects on our results of operations.

Our company operates within the global AI market, which is susceptible to a wide array of economic forces. Adverse macroeconomic conditions, such as recessions, economic slowdowns, inflation, currency fluctuations, or political instability, can reduce spending on AI technology and services. As AI adoption is often linked to capital investment by businesses, an economic downturn could lead to deferred or reduced technology spending, directly impacting our sales and profitability. Moreover, the AI industry is not immune to the cycles of supply and demand, and an oversupply of AI solutions or a shortage of demand could lead to increased competition and downward pressure on prices. Global economic challenges may also impede our ability to secure financing for operations and growth and could affect the financial stability of our key vendors and partners. In addition, cross-border trade barriers, such as tariffs and import/export regulations, may arise because of economic protectionism, impacting our ability to sell products or procure components internationally. These conditions can be unpredictable and may occur suddenly, with little warning. Any contraction in the global economy or the AI market specifically could therefore have a material adverse effect on our business, operating results, and financial condition.

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Our success depends on the growth of our industry, most specifically on the growing adoption and use of AI technology in general and the adoption and use of our products.

The artificial intelligence industry is characterized by rapid technological advancements, evolving industry standards, and changing customer demands. Our future success is significantly dependent on the growth trajectory of the AI sector. This dependency encompasses both the general adoption of AI technology and the market reception of our specific products. There is a risk that the AI market may not grow as anticipated due to a variety of factors, including, but not limited to, economic downturns, regulatory changes, market saturation, or a shift in consumer preferences away from AI-driven solutions. A slower-than-expected adoption rate of AI technology could materially and adversely affect our business operations, financial condition, and prospects.

Our success depends on an unproven market.

Our operations and future growth are significantly dependent upon the emergence and expansion of a market that has not yet been established. This market's growth is uncertain and may not meet our expectations or the projections that may have been presented in various analyses or forecasts. The demand and viability of the market we intend to serve are unproven and may be influenced by a multitude of factors beyond our control, including consumer preferences, market needs, and economic conditions. There is a risk that the market we anticipate will not materialize to the extent necessary for our success or may evolve in a manner that does not align with our business model.

The market in which we operate is highly competitive and rapidly changing and we may be unable to compete successfully.

The industry in which we operate is characterized by intense competition, rapid technological progress, and frequent changes in consumer preferences. Our ability to remain competitive and to continue to attract and retain customers depends on our ability to foresee and adapt to these dynamic market conditions. Factors that may be of concern include changes to the competitive landscape, technological advancements, changes in customer preferences, market expansion, and price competition.

We compete with a range of businesses, including larger companies with more resources, established market presence, and brand recognition. These competitors may be able to respond more rapidly to new or emerging technologies and changes in customer requirements. They may also be able to devote greater resources to the development, promotion, and sale of their products. The pace of technological innovation in our industry requires continual development and refinement of our products and services. There is a risk that we may not be able to keep pace with such advancements or that we may face financial constraints in investing sufficiently in research and development.

Our success depends on a small targeted market, and the company may fail to effectively reach the market.

Our business model and growth strategy are heavily reliant on our ability to penetrate and expand within what is now a narrowly defined target market. The limited size and specialized nature of this market intensify the risks to our business if we are unable to achieve significant penetration and maintain a strong presence. Successfully reaching and retaining customers within our niche market is crucial. Our failure to effectively market our products, to differentiate ourselves from competitors, or to adapt to the specific needs and preferences of this market could prevent us from acquiring or retaining a sufficient customer base.

Our marketing efforts and brand promotion activities may not be effective.

Our ability to attract and retain customers and to expand our market presence is significantly dependent on the effectiveness of our marketing efforts and brand promotion activities. There is a risk that these efforts may not resonate with our target audience or may not be as effective as those of our competitors, which could materially affect our ability to grow our business. The success of our marketing efforts depends on a range of factors, including our ability to select the right marketing channels, craft messages that align with our target customers' values and needs, and execute campaigns effectively. Ineffective marketing strategies or campaigns that do not engage our target audience could lead to wasted expenditures and reduced revenue.

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As the market for AI products evolves, competition in the GPU hosting market for training and inference is expected to increase.

The market for artificial intelligence (AI) products is rapidly evolving, and this evolution is driving an increase in demand for Graphics Processing Unit (GPU) hosting services, which are essential for AI training and inference tasks. As this market grows, we anticipate that competition among providers of GPU hosting will intensify, potentially affecting our market share and profitability. New entrants may emerge and offer GPU hosting services, potentially with competitive pricing, enhanced performance, or additional features. Established tech companies may also expand their offerings to include GPU hosting, leveraging their existing infrastructure and customer base.

As AI infrastructure technologies evolve, the need for our infrastructure products may decrease, affecting the financial condition of the company.

The market for AI infrastructure is subject to rapid technological evolution. Changes in technology could alter the demand for certain infrastructure products that we currently provide. As new infrastructure technologies emerge, the need for our existing products may diminish, which could have a substantial impact on our revenue and financial condition. The demand for our infrastructure products may be adversely affected by technological obsolescence, in development and innovation challenges, and market shifts.

The risk of our products becoming obsolete is significant in the AI technology sector, where advancements are continuous and often disruptive. If we are unable to adapt our product offerings to align with evolving technologies, our products may become less relevant or obsolete. If we fail to predict industry trends accurately or encounter resource limitations in research and development, we may not be able to offer competitive products.

Shifts in the market towards different AI infrastructure solutions, such as cloud-based services, specialized AI chips, or quantum computing, may reduce the reliance on the types of infrastructure we provide. This shift could result in a decline in sales for our existing products.

Changes in hardware technologies related to AI model training and inference may reduce the value of the companies planned hardware investments, affecting the financial condition of the company.

Our business model, which includes significant investments in GPU hardware for AI model training and inference, is subject to the risk of rapid technological change. Developments in AI hardware technologies may result in our current or planned hardware becoming less competitive or obsolete, which could adversely affect our financial condition. We plan to commit substantial financial resources to acquire GPUs for our hardware rental market and to support our consulting practice and open-source projects. The field of AI is characterized by swift advancements in technology. Newer, more efficient forms of hardware for AI model training and inference could emerge, which might offer superior performance or cost advantages compared to GPUs. If GPUs are surpassed by more advanced technologies, the expected return on our investment may not materialize. The residual value of our GPUs is predicated on their continued utility in the AI market. Technological changes that render these GPUs less useful could diminish their resale value, thereby impacting our financial results.

The sales and onboarding process of new partners could take longer than expected, leading to fluctuations or variability in expected revenues and results of operations.

Our collaboration with other AI companies, which utilize our infrastructure for their operations, along with incubation of those companies as strategic partners is a key component of our growth strategy. However, the process of negotiating and integrating new partners onto our infrastructure platform may encounter unexpected delays, which could impact our financial performance. Factors affecting this risk include complex sales cycles, challenges in integration and onboarding, allocation of resources, and challenges in forecasting revenue and expenses.

Engagements with potential partners in the AI industry often involve complex sales cycles due to the technical nature of our infrastructure and the strategic considerations of our partners. These cycles can be extended by factors such as lengthy due diligence, negotiation of terms, and the customization of solutions, which may delay revenue recognition. Extended sales and onboarding cycles introduce variability into our revenue forecasts. If these cycles extend beyond our expectations, it may result in uneven revenue streams and make it challenging to predict financial results accurately.

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Once a partnership or incubation agreement is reached, the technical integration and onboarding process can be time-consuming. Technical compatibility issues, data migration complexities, and the need for training partner personnel can all contribute to longer onboarding times than initially projected. The allocation of our resources, including personnel and infrastructure, to the onboarding of new partners could impact our ability to service existing partners or delay other potential revenue-generating activities.

We may become increasingly dependent on a few key partnerships. Delays in the onboarding of such partners could therefore have a disproportionate impact on our expected revenues.

Our ability to expand our hosting and data center services may be adversely affected by a global shortage or limited availability of GPU resources.

Our growth strategy includes scaling our hosting and data center capabilities. We rely heavily on the availability of GPUs, which are critical components in the provision of hosting and data center services for AI applications. A global shortage or limited availability of GPUs could significantly impede our ability to expand our services and meet customer demand, which in turn could adversely affect our business and operational results.

Disruptions in the supply chain for GPUs, whether due to manufacturing bottlenecks, increased global demand, trade restrictions, or unforeseen events, could limit our ability to procure these vital components on favorable terms, or at all. This could also lead to increased prices, thereby elevating our capital expenditures and operating costs. This escalation in costs may not be fully recoverable through client pricing, particularly in a competitive market, which could result in reduced margins.

A rapid change in the availability of AI drivers for a wider range of GPU manufacturers may cause a reduction in the costs of GPU resources, reducing demand for our services and adversely affecting the company's financial performance.

Our business model is predicated, in part, on the current market dynamics where specialized AI drivers are typically available for a limited range of high-end GPUs, which are more costly. If AI drivers become widely available for a broader and less expensive range of GPUs, this could lead to significant changes in the industry and our business. The widespread availability of AI drivers for less expensive GPUs may lead to a decrease in overall GPU costs. This reduction could exert pressure on the pricing structure of our services as customers seek cheaper alternatives or opt to manage their own GPU resources in-house. As lower-cost GPUs become viable for AI applications, the demand for our specialized hosting services that utilize higher-end, more expensive GPUs could diminish, potentially resulting in a decline in revenue. This change could alter the competitive landscape, allowing new entrants to offer comparable services at lower prices or enabling existing customers to switch to alternative providers or solutions.

The value of our investment in GPU resources may depreciate more rapidly than anticipated if they are perceived as less necessary or advantageous, which could impact our balance sheet and future investment strategies. Therefore, we may be required to reevaluate our strategic focus and investment in high-end GPU resources, which could involve significant redirection of capital and resources and may distract from other operational priorities.

If we do not successfully anticipate market needs, enhance our existing products, execute on delivering quality products and services, or develop new products and services that meet those needs on a timely basis, it may not be able to compete effectively and its ability to generate revenues will suffer.

The process of developing new products, anticipating market needs, and implementing changes to existing products is complex and uncertain. If we fail to accurately predict user preferences or industry trends, or if we experience technical challenges or delays, the viability of these products could be compromised. The success of our business depends on our ability to continually improve our product offerings and to introduce new products that meet the evolving needs of our users. However, there is a risk that new products or changes to existing products may not achieve the market acceptance necessary to generate significant revenue and may adversely affect the use of our products.

We rely on the availability of open-source products to support our hosting infrastructure and GPU rental services, if competitive open-source products become more difficult to obtain, the company's costs may increase.

Our business model includes the utilization of open-source software products to support our hosting infrastructure and GPU rental services. These products provide cost efficiencies and flexibility that are instrumental to our operations. However, changes in the availability or licensing terms of open-source products could significantly affect our business.

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We depend on various open-source software products for critical aspects of our hosting and GPU rental services. If these products were to become less available, or if the community of developers maintaining them were to diminish, we could face challenges in maintaining service continuity or performance levels. Should competitive open-source products become scarce or if their licensing terms change unfavorably, we may be compelled to seek alternative solutions, including commercial software licenses, which are typically more costly. This shift could lead to increased operating expenses and reduced margins.

Open-source projects are also subject to licenses that govern how the software can be used and distributed. Any misinterpretation of these licenses or changes in licensing terms could lead to legal challenges, which might disrupt our operations and result in additional costs. Open-source products that we rely on require regular updates and management to ensure they remain secure and functional. If updates are no longer provided or if compatibility issues arise with other components of our infrastructure, we may need to invest additional resources to remedy these issues. The quality and security of open-source software can vary and often depend on an active community for updates and patches. A decrease in community support for open-source products we rely on could expose us to increased security vulnerabilities and reliability issues.

The aforementioned risks reflect the potential impact that changes in the availability and management of open-source products could have on our business operations and financial performance. We continuously monitor our reliance on these products and are prepared to respond appropriately to manage these risks.

Our open-source projects and libraries may fail to attract developers, thus reducing the effectiveness of the company's marketing programs.

We leverage open-source projects and libraries as part of our marketing strategy to build a community around our technology and to demonstrate our expertise and commitment to innovation. However, there are inherent risks associated with this approach. Our ability to attract a critical mass of developers to use and contribute to our open-source projects is uncertain. A lack of engagement from the developer community could undermine these projects' viability as a marketing tool.

The success of open-source projects as a marketing tool depends on the community's perception of their quality and utility. If these projects are seen as poorly maintained or ineffective, it could negatively impact our reputation. In addition, the open-source ecosystem is highly competitive. Developers have a vast array of projects to choose from, and our offerings may not stand out, limiting their effectiveness for marketing purposes.

Significant resources are required to maintain open-source projects at a level that ensures they are effective marketing tools. If the return on this investment is not as high as anticipated, it could adversely affect our marketing budget and overall financial performance.

Investors should consider the potential for our open-source projects and libraries to fall short of attracting developer interest, which could diminish the impact of our marketing efforts and potentially affect our business growth and brand image.

It may be difficult to monetize software and technologies we develop as open-source projects.

As we manage and contribute to open-source projects, our ability to monetize these efforts may face significant challenges. The open-source model, while fostering collaboration and adoption, may limit traditional revenue generation opportunities. The inherent nature of open-source software—being freely available—requires us to develop innovative monetization strategies, such as offering premium support or additional proprietary features. There is no guarantee these strategies will be successful in generating significant revenue.

The open-source community often has expectations regarding the availability and pricing of offerings derived from open-source projects. Any attempt to monetize might meet with resistance from this community, which could impact adoption and revenue potential.

Since open-source software can be freely modified and redistributed by anyone. Competitors may use our open-source projects to create competing services or products, potentially undermining our monetization efforts.

Convincing users to pay for services or products that are based on open-source projects requires a compelling value proposition. If customers do not perceive enough value in our paid offerings compared to the free version, they may choose not to purchase additional services or features. Monetizing open-source projects often involves indirect revenue streams which may be less predictable and more volatile compared to traditional software sales, complicating revenue recognition and forecasting.

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Our use of open-source technology could impose limitations on its ability to commercialize our software.

Our software products incorporate open-source components, and while this can offer advantages such as reduced costs and increased innovation, it also introduces risks that could affect our ability to commercialize our software. Open-source components are subject to licenses that can impose certain obligations and restrictions on how we use and distribute our software. Non-compliance with these licenses could result in legal disputes or force us to re-engineer our software, incurring significant costs and delays.

There is a risk that open-source code could inadvertently be incorporated into our proprietary codebase, which could compromise our intellectual property and potentially allow third parties to claim rights to our proprietary software.

The very nature of open-source software means that our competitors have access to the same open-source resources. This could potentially reduce our competitive advantage and impact our ability to differentiate our software in the market. Many open-source projects rely on community-based support and contributions. A decline in community support for projects we rely on could impact the functionality and security of our software.

Investors should be aware that our use of open-source technology could impose limitations on our ability to commercialize our software. The risks associated with open-source licensing, intellectual property, and security must be carefully managed to mitigate potential negative impacts on our business.

We are continuing to develop new products and services offerings, and if we are unable to manage the related risks, our growth prospects, business, financial condition, and results of operations could be adversely affected.

The ongoing development of new products and services is crucial to our growth strategy. However, this process is inherently risky and subject to uncertainties. The inability to effectively manage these risks can hinder our growth and negatively impact our business and financial performance. The success of new products and services is uncertain and requires significant investment in research and development. If our innovations fail to meet market needs or consumer expectations, or if they are not brought to market in a timely and cost-effective manner, our investment may not yield the expected returns. There is a risk that new products and services may not achieve sufficient market penetration or scale to recover development costs or become profitable.

Allocating resources to new product development may divert attention and capital from other business areas. If our new product initiatives do not yield the anticipated benefits, we may have missed other valuable business opportunities.

The markets in which we operate are highly competitive. If competitors introduce new products and services that are superior to ours or that achieve faster market penetration, our ability to grow could be compromised.

If we do not successfully manage the risks associated with product development, including those related to innovation, market acceptance, competition, and quality, our future growth prospects and our business, financial condition, and results of operations could be adversely affected.

The company's products are highly technical, and if they contain undetected errors our business and financial results could be adversely affected.

Our products are complex and may contain undetected errors, defects, or bugs. Despite testing, errors may only become apparent after their release and use by customers. The occurrence of any significant errors could result in a product recall or replacement, damage to our reputation, and additional costs. If any of our products are found to have critical errors, we may be forced to recall or provide replacements, which would result in additional costs and could harm our profitability.

If undetected errors are found later, resources may need to be diverted to address the existing product issues rather than focusing on the development of new products, thus impacting our growth and future product pipeline. If our competitors are able to provide error-free products, we may lose market share, which could adversely affect our business performance. Ensuring that new products and services meet quality standards and are free from defects is vital. Failure to achieve high quality or to resolve technical issues could result in reputational damage, product recalls, or increased warranty costs.

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The risk associated with highly technical products and the potential for undetected errors should be considered by investors, as they could lead to significant post-release costs, loss of market confidence, and adverse effects on our financial results.

We may evaluate and potentially consummate acquisitions and incubation partnerships, which could require significant management attention, consume our financial resources, disrupt our business, and adversely affect our financial results.

As part of our growth strategy, we consider acquisitions and incubation partnerships that align with our business objectives. However, these activities carry inherent risks that could impact our operations and financial performance. The process of evaluating and integrating acquisitions or establishing partnerships demands considerable management time and focus. This diversion of attention could affect our ability to manage day-to-day operations effectively. Acquisitions and partnerships often require substantial financial investment. This could constrain our liquidity and capital resources, impacting our ability to pursue other strategic opportunities or necessitating additional financing.

The integration of acquired companies or the establishment of partnerships may not go as planned. Cultural misalignment, retention of key employees, or unanticipated operational challenges could disrupt our business.

Financing acquisitions or partnerships may involve issuing additional equity securities, which could dilute existing shareholder value. Any newly acquired businesses or incubation projects may fail to perform as expected. There is no guarantee that these ventures will generate sufficient revenue to offset the costs associated with the acquisition or partnership. If an acquisition or partnership does not yield the expected strategic benefits or is not financially successful, we may be forced to write down the value of the investment, impacting our financial results.

Investors should be aware that while acquisitions and incubation partnerships could provide strategic benefits and potential growth, they also present risks that could adversely affect our operations and financial outcomes.

If the company does not continue to develop technologically advanced products that successfully integrate with the software products and enhancements used by its customers, future revenues and its operating results may be negatively affected.

Our workflow-related products are designed to integrate seamlessly with the software systems our customers are already using. The ongoing development and enhancement of these integrated solutions are essential to our value proposition. As our customers' software systems evolve, we must continuously update and refine our products to maintain compatibility. Failure to do so could lead to integration issues, diminishing the functionality and appeal of our products.

The pace of technological change in the artificial intelligence market is rapid, and there is a risk that we may not keep up with new software products and enhancements entering the market. This could result in our products becoming obsolete or less competitive. Maintaining technological advancement requires significant investment in research and development. Insufficient investment or unsuccessful development efforts could impair our ability to offer competitive products.

Our customers expect our products to be at the forefront of technological innovation and to provide seamless integration. If we fall short of these expectations, customer satisfaction and retention could be impacted. Investors should be aware that the inability to continually develop and integrate technologically advanced products with those used by our customers could negatively impact future revenues and operating results.

We are pursuing multiple business strategies and expect to expand our development capabilities, and as a result, we may encounter difficulties in managing our multiple business units and our growth, which could disrupt our operations.

Our business model involves the simultaneous pursuit of various strategies and the expansion of our development capabilities. While these endeavors are intended to foster growth and diversification, they also introduce complexities in management and operations. Effective management of multiple business units requires judicious allocation of resources. Inadequate allocation could lead to underperformance in certain units and impede overall business objectives.

As we expand our development capabilities and grow our business units, operational complexity will increase. Managing this complexity without significant disruptions to existing operations poses a substantial challenge. Balancing the priorities of different business strategies may lead to conflicts in strategic focus, potentially diluting the effectiveness of our business efforts and leading to suboptimal outcomes.

Our leadership team's ability to oversee multiple business units and expansion initiatives is finite. Excessive demands on management could lead to oversight gaps and strategic missteps.

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The integration of new business units or expansion of development capabilities may not proceed smoothly, potentially leading to inefficiencies, duplication of efforts, or cultural misalignment. Rapid growth can strain our systems, processes, and staff, and if not managed properly, can lead to operational inefficiencies, a decline in service quality, or increased costs.

Our ability to manage these complexities will be critical to our success and failure to do so could lead to operational disruptions and negatively impact our business.

We depend on skilled employees and could be impacted by a shortage of critical skills.

Our success is heavily reliant on our ability to attract, retain, and motivate highly skilled employees, particularly those with expertise in areas critical to our business operations. The market for skilled workers in our industry is highly competitive, and a shortage of individuals with essential skills could have a significant adverse impact on our business. If we are unable to recruit sufficiently skilled personnel, our capacity to develop and deliver high-quality products and services may be compromised, potentially delaying product releases and harming our competitive position. Our continued success also depends on our ability to retain key employees. The loss of critical staff, or the inability to replace them in a timely manner, could disrupt our operations and delay our strategic plans.

The rapid growth of the Artificial Intelligence market, limited pool of experienced talent, and demand for skilled workers may lead to wage inflation, which could increase our operating costs. If we are unable to pass these costs on to our customers through higher prices, our profit margins could suffer.

To mitigate the risk of a skills shortage, we may need to invest in training and developing our existing workforce at a higher level than planned, which would increase our expenses and could impact our financial results. Skilled employees contribute significantly to our intellectual capital. A shortage in critical skills could lead to a decrease in innovation, affecting our ability to maintain a competitive edge.

Our ability to maintain a competitive position is contingent upon our success in managing the risks associated with recruiting and retaining a skilled workforce. A failure to do so could adversely affect our growth prospects, business, and financial results.

The company may fail to attract experienced technology consultants in the areas of AI and ML which may inhibit the company’s growth in the consulting market.

Our growth prospects in the technology consulting market, particularly in AI and ML, are heavily dependent on our ability to attract and retain experienced consultants. The industry for such talent is highly competitive and a failure to attract these professionals may impede our growth. Experienced consultants in AI and ML are in high demand and short supply. If we are unable to offer competitive compensation, career development opportunities, and a compelling work environment, we may struggle to recruit and keep top talent.

The quality of our consulting services is directly related to the expertise of our consultants. Without experienced professionals, our ability to provide high-quality, innovative solutions could diminish, potentially impacting client satisfaction and retention. If competitors are more successful in hiring and retaining skilled consultants, they may gain a competitive advantage in terms of the services they can offer, which could result in a loss of market share for us.

The cost of hiring and retaining top talent in AI and ML can be significant. Higher wage demands from experienced consultants could increase our operational costs and affect our profitability. Expanding our consulting services relies on having a robust team of knowledgeable consultants. A failure to build such a team may limit our ability to scale our services in line with market demand.

Investors should be aware that our ability to compete in the technology consulting sector, particularly in the specialized fields of AI and ML, hinges on our success in attracting and retaining a skilled consultant workforce. Inability to do so could adversely affect our market position and growth trajectory.

Our planned educational services to AI consultants may fail to develop marketable consultants, reducing the company's ability to effectively expand its consulting business.

We are investing in educational programs to train consultants to support data science, machine learning, and artificial intelligence projects, with the expectation that this will enhance our consulting services. However, there is a risk that these educational efforts may not produce consultants with the skills necessary to meet market demands.

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If our educational services are not effective in equipping consultants with the latest skills and knowledge, our ability to offer competitive consulting services could be undermined. The industry is rapidly evolving, and there is a risk that our training programs may not adapt quickly enough to changes in technology or market needs, resulting in a skills gap.

There is also the risk that consultants, once trained, may choose to leave the company, taking their newly acquired skills to competitors or starting their own ventures.

The investment in educational services represents a significant cost. If the training does not result in effective, marketable consultants, we may not recover these costs through our consulting business.

Pricing pressures from our customers may adversely affect our results from operations.

Operating in an unproven market, we face the risk that customers may not be willing to pay premium prices for our projects. This price sensitivity can exert significant pressure on our ability to maintain profitability. A substantial part of our effort is directed towards educating potential customers about the value and benefits of our offerings. If we fail to effectively communicate this value, customers may not perceive our pricing as justified, leading to downward pricing pressures.

In an unproven market, establishing a customer base often involves competitive pricing strategies. If customers expect lower prices due to competition or lack of market validation, we may be forced to reduce our prices, which could adversely affect our margins and the results of operations.

Our target customers may be particularly cost-sensitive, which could limit our ability to set prices that reflect the investment and value of our technology and services. This sensitivity could increase the intensity of pricing negotiations and result in less favorable terms for our company.

Our costs may grow more quickly than our revenues, harming our business and profitability.

As we invest in our business and strive for growth, we face the risk that our costs could increase at a faster rate than our revenues. This imbalance can lead to financial strain and potential harm to our business operations and profitability. Expansion of our operations, including hiring new personnel, marketing initiatives, and infrastructure development, can significantly increase our costs. If our revenue growth does not keep pace with these investments, it could negatively impact our profitability.

We may incur substantial fixed costs such as rent, salaries, and utilities, as well as variable costs that fluctuate with business volume. If revenue growth does not outstrip the growth in these costs, our profit margins will be squeezed. In addition, investing in research and development is crucial for innovation and maintaining competitive advantage. However, these investments are typically made upfront, while the revenue they might generate can be uncertain and delayed.

The cost of acquiring new customers and retaining existing ones can be high. If these costs grow without a corresponding increase in revenue, our financial results may suffer. As we expand, operational inefficiencies may emerge, leading to increased costs. If not managed effectively, these inefficiencies can escalate, outpacing revenue growth.

AI models we develop may not be able to be operated profitably based on the services they provide relative to their cost of operation.

The development and operation of AI models are resource intensive. There is a risk that the costs associated with running these models may not be offset by the value of the services they provide, which could impact our profitability. AI models, especially those involving complex algorithms and large datasets, require significant computational power, which can be costly. If operational costs exceed the revenue generated from these models, it could lead to an unsustainable business model.

The economic value delivered by our AI models must align with customer expectations and willingness to pay. If customers deem the cost of services provided by our AI models to be too high relative to the perceived value, it may be challenging to operate these models profitably. Some AI models may not scale efficiently, leading to rising costs as usage grows. This can create a situation where the models become less profitable over time or as they manage more data and complexity.

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Intense competition in the AI space could lead to pricing pressures, forcing us to lower the price of our services. This could make it difficult to cover the high operational costs of running AI models. Rapid advancements in technology could render current AI models less efficient or more expensive compared to newer models. Continuous investment in updating or replacing AI models to maintain cost-efficiency could strain financial resources.

Our business model is predicated, in part, on maintaining a customer base that will generate a recurring stream of revenues. If that recurring stream of revenues is not maintained or does not increase as expected, our operating results may be adversely affected.

Our long-term hosting service relies on the premise of building and sustaining a loyal customer base to ensure a consistent and growing stream of revenue. The stability of our financial model depends on our ability to retain customers and maintain or increase the revenue they generate over time.

Our ability to retain customers over the long term is critical. Any decrease in customer retention could lead to a reduction in the recurring revenue stream and impact our financial projections and sustainability. Our financial model assumes that recurring revenues will not only be maintained but will also increase. If our revenue growth stalls or declines, this could significantly affect our operating results and future financial performance. Intense competition in the hosting market may lead to customer attrition or force us to reduce prices, either of which could negatively affect our recurring revenue streams.

Our ability to maintain a recurring revenue stream is contingent upon the continued high quality of our services and our capacity for innovation. Failure to meet customer expectations in these areas could result in revenue loss. Macroeconomic downturns or shifts in industry trends could also lead to budget cuts by clients, reducing their usage of our services and, consequently, our recurring revenues.

We rely on third-party telecommunications and internet service providers, including connectivity to its cloud software, and any failure by these service providers to provide reliable services could cause the company to lose customers and subject it to claims for credits or damages, among other things.

Our GPU hosting business is highly dependent on the continuous and reliable operation of telecommunications and internet services provided by third parties. The stability and performance of these services are critical to maintaining our service commitments to customers. Our reliance on third-party data centers and cloud infrastructure means that operational control is partially out of our hands. Issues such as hardware failures, connectivity problems, or data loss at these facilities can lead to service interruptions for our customers. The remedies available to us in the event of mediocre performance or failure by our third-party providers are often limited by contract and may not provide adequate compensation for the losses incurred. Any significant downtime or service interruptions caused by our telecommunications and internet service providers could result in a disruption of our GPU hosting services. This could lead to customer dissatisfaction, the loss of customers, and damage to our reputation.

We rely on colocation providers for the physical hosting of our servers. Should these providers fail to deliver the expected level of service, including adequate power, cooling, and physical security, the integrity and performance of our hosting services could be compromised.

Our services often require seamless integration with cloud software and platforms. Any disruption in the connectivity to these cloud services could impede our ability to deliver comprehensive GPU hosting solutions.

Service level agreements (SLAs) with customers may obligate us to provide credits or compensation in the event of service failures. Repeated or significant failures could lead to substantial claims for credit or damages, affecting our financial condition. While we may have contingency plans in place, there are inherent limitations to such plans, and some service interruptions could be beyond our ability to control or mitigate.

Cybersecurity and data privacy incidents or breaches may damage client relations and inhibit our growth.

In today’s digital landscape, cybersecurity and data privacy are of paramount importance. Incidents such as data breaches, unauthorized access, or other cybersecurity incidents could significantly impact our business. A cybersecurity incident or data breach could severely damage our clients' trust in our ability to protect their sensitive information, which is critical for maintaining business relationships. Such incidents may also put us in violation of privacy laws and regulations, leading to fines, penalties, and increased regulatory scrutiny, which can be costly and divert resources from other initiatives.

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Addressing cybersecurity breaches often requires substantial financial and operational resources to investigate the incident, strengthen security measures, and mitigate any harm caused to affected parties. The perception of our company in the market may be harmed if we are seen as unable to safeguard client data, potentially leading to a loss of current and future business opportunities.

Investors should be aware that despite our efforts to ensure robust cybersecurity and data privacy measures, the potential for incidents or breaches exists. Such events could adversely affect our client relations, financial condition, and prospects for growth.

Our business is subject to data security risks, including security breaches.

During our operations, we oversee sensitive client data and rely heavily on the security of our computer systems. A cybersecurity incident or data breach could have serious repercussions for our business. A breach of security could erode the trust clients place in our company and diminish our reputation in the market. Restoring reputation and trust is often a long and costly process, which could divert resources from other growth initiatives. Cybersecurity incidents can result in significant financial liabilities, including fines, penalties, and damages from lawsuits. These liabilities can be substantial and may exceed the benefits of the compromised data or systems.

We operate in an environment that increasingly values data privacy and is subject to strict regulations. A breach could result in non-compliance with these regulations, leading to legal action and penalties. Cyber-attacks can disrupt our operations, potentially leading to downtime in our services. Such disruptions could impair our ability to deliver services to clients, resulting in loss of revenue and contractual penalties. Addressing cybersecurity incidents typically requires a significant investment in terms of both time and money. This investment includes not only immediate remediation but also long-term improvements to prevent future incidents. Concerns about cybersecurity and data privacy could deter potential clients from using our services. A single incident can have a lasting impact on the growth and scaling of our business.

Investors should be aware that despite our efforts to ensure robust cybersecurity and data privacy measures, the potential for incidents or breaches exists. Such events could adversely affect our client relations, financial condition, and prospects for growth.

Our business is subject to the risks of natural disasters and other catastrophic events, and to interruption by man-made problems.

Our operations could be adversely affected by natural disasters such as earthquakes, hurricanes, floods, or wildfires, as well as man-made problems, including acts of terrorism, cyber-attacks, or widespread health emergencies. These events can disrupt our operations, damage our infrastructure, and lead to significant costs. Should a natural disaster strike in a region where our operations or key infrastructure are located, the damage could be extensive, resulting in costly repairs and significant downtime.

While we have business continuity plans in place, they may not be sufficient to address the full spectrum of disasters or catastrophic events that could occur. Incomplete or ineffective disaster recovery planning could exacerbate disruptions. Disruptions from these events can lead to operational delays, loss of critical data, and a temporary shutdown of our business activities, affecting our revenue and financial performance.

While we undertake measures to mitigate these risks, the occurrence of natural disasters and man-made problems is beyond our control and could have a material adverse effect on our business.

Our plans to expand upon and establish new public cloud-based data centers for our U.S. and international operations may be unsuccessful and may present execution and competitive risks.

Our current business strategy includes plans to expand upon our existing public cloud-based data centers and to establish new ones both within the United States and internationally. This strategy is predicated on the assumption that expanding our data center capabilities will enable us to meet the growing demand for our services, enhance our competitive position, and respond more effectively to the diverse needs of our global customer base. However, this strategy is subject to a variety of execution and competitive risks that could impede our success.

The expansion of our public cloud-based data centers will require significant capital investment. There is a risk that we may not have sufficient capital to finance the expansion fully, which may lead to delays or a reduction in the scope of our expansion plans. The construction and operation of data centers involve complex, time-consuming processes that can be subject to unforeseen delays or cost overruns. These processes include obtaining the necessary permits and approvals, constructing the physical infrastructure, and implementing advanced technological systems.

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In addition, we must comply with numerous laws and regulations that are subject to change. These include regulations relating to zoning, environmental protection, and data privacy, which vary by jurisdiction. Any failure to comply with these regulations could result in fines, legal action, or delays.

Any significant disruption in our AI rental platform could prevent us from servicing customers.

Our GPU rental platform is a cornerstone of our business operations, not only for direct rental customers but also for supporting our consulting services and the open-source projects we manage. Any significant operational disruption could have serious implications. The platform's reliability is crucial. Outages or other significant disruptions could immediately impact our ability to service rental clients, which may result in financial loss, contractual penalties, and customer dissatisfaction.

As our platform also underpins our consulting projects, any disruption could harm our reputation for reliability, potentially affecting client trust and future business prospects. The platform’s integration with various services and infrastructure components means that a failure in one area could compromise the entire system, highlighting the importance of robust system architecture and effective contingency planning.

Disruptions could lead to data loss or reduced functionality, which may have a direct impact on our clients' operations and, by extension, our own business credibility and financial health. Addressing significant disruptions often requires immediate and substantial allocation of resources, diverting attention from other strategic initiatives and incurring unexpected costs.

Our GPU hosting platform and internal systems rely on software that is highly technical, and if our software contains undetected errors, our business could be adversely affected.

The effectiveness of our GPU hosting platform is underpinned by custom software that manages complex processes and operations. Despite rigorous testing, undetected errors or bugs within our software could surface and impact our service delivery. Undetected software errors could lead to operational disruptions, resulting in downtime for our clients and potential damage to our business reputation.

Errors that affect billing, resource allocation, or service delivery could have financial implications, including lost revenue, compensatory credits to customers, and increased costs associated with error correction. The reliability of our platform is crucial for maintaining client trust. Software errors can lead to dissatisfaction, and consequently, client attrition. Identifying and rectifying software errors requires resources and can be costly, diverting attention from new development and potentially delaying market initiatives. Any undetected errors in our software could have a material adverse impact on our business operations and financial performance.

We rely on third-party vendors and if such third parties do not perform adequately or terminate their relationships with us, our costs may increase and our business, financial condition and results of operations could be adversely affected.

Our GPU hosting platform incorporates software and services from third-party vendors. The performance and reliability of these third-party components are critical to our overall service delivery. Dependence on third-party vendors places us at risk if these vendors fail to perform. Issues such as software bugs, service disruptions, or unavailability can directly impact the quality and continuity of our services.

If a third-party vendor were to terminate its relationship with us, we may need to find alternative solutions quickly. This could result in increased costs, service disruption, and potential loss of business while new vendor arrangements are put in place. Inadequate performance by our third-party vendors could lead to increased operational costs, including spending on customer support, additional development work, and compensatory measures for affected customers.

Our contracts with third-party vendors may have limitations on liability that do not fully cover the potential losses we could face in the event of their failure to perform. Transitioning to new vendors, should it become necessary, can be complex and time-consuming, potentially resulting in service interruptions and additional costs.

Any significant issues with third party vendors could increase our costs and have a detrimental impact on our business, financial condition, and results of operations.

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We may be unable to respond quickly enough to changes in technology and technological risks and to develop our intellectual property into commercially viable products.

The AI and GPU hosting industries are characterized by rapid technological advances and changes in customer requirements. Our ability to remain competitive depends on our ability to adapt to such changes promptly and to innovate accordingly. There is a risk that our current technology may become obsolete as new developments arise. If we are unable to update our offerings or develop modern technologies quickly enough, our services may become less marketable or noncompetitive.

Keeping pace with technological change requires continuous investment in research and development. There is no guarantee that such investments will result in successful new products or enhancements to existing products. The process of developing new intellectual property into commercially viable products is complex and uncertain. We may encounter unforeseen difficulties or barriers that could delay or prevent the commercialization of our technology.

Even if we can develop innovative technologies, there is no assurance that these technologies will achieve market acceptance. Failure to gain market acceptance for new products or services could limit our ability to grow and adversely affect our financial results. As technology evolves, so do the associated risks, including cybersecurity threats and compatibility issues. Our failure to anticipate or effectively manage these risks could lead to operational disruptions or increased costs.

We cannot be certain that additional financing will be available on reasonable terms when required, or at all.

Our GPU hosting services require substantial investment in hardware to ensure we can meet customer demand and maintain a competitive edge. To finance these capital expenditures, we may need to seek additional funding. However, there are uncertainties surrounding our ability to secure such financing. The availability of financing is subject to various market conditions that may be beyond our control. During times of economic uncertainty or market instability, securing financing can be particularly challenging. If financing is available, the interest rates and terms may not be favorable. Unfavorable terms could place a significant strain on our future cash flow and profitability. Should we resort to equity financing, it could result in dilution of our current shareholders' equity and could potentially lead to downward pressure on our stock price.

Lack of access to additional financing may force us to delay or scale back our expansion plans, which could impact our ability to grow our business according to our strategic objectives.

We may face regulatory restrictions on our ability to sell our products outside the United States

As a company that operates in the field of AI, which is subject to increasing scrutiny and regulatory intervention, we acknowledge the potential for regulatory restrictions that could limit our ability to sell our products internationally.

AI technologies may be subject to export control regulations, which could restrict our ability to sell our products in certain countries or to certain entities or individuals. The regulatory environment for AI is evolving globally. New or changing regulations in other countries could impose barriers to entry or require substantial modifications to our products to meet specific local standards. The need to comply with a wide range of international regulations could result in increased costs and delays in product launches, potentially affecting our competitiveness in the global market. Potential or actual regulatory restrictions could also impact our ability to form strategic partnerships or conduct business with certain international customers, limiting our market reach.

Our business is subject to a complex and evolving regulatory environment.

Our business is subject to a wide range of laws and regulations, many of which are evolving, and failure or perceived failure to comply with such laws and regulations could harm our business, financial condition and results of operations. As the regulatory framework for artificial intelligence and machine learning technology evolves, our business, financial condition and results of operations may be adversely affected.

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Risks Related to Regulatory Framework

An active trading market for our common stock may never develop or be sustained.

Our common stock is listed on the OTC Markets under the symbol “ECGR,” but is currently thinly traded. We cannot assure you that an active trading market for our common stock will develop on that quotation service or elsewhere or, if developed, that any market will be sustained. Accordingly, we cannot assure you of the likelihood that an active trading market for our common stock will develop or be maintained, your ability to sell your shares of our common stock when desired or the prices that you may obtain for your shares.

The trading price of our common stock may be volatile, and you could lose all or part of your investment.

The trading price of our common stock following the closing of the merger is likely to be volatile and could be subject to fluctuations in response to various factors, some of which are beyond our control. These fluctuations could cause you to lose all or part of your investment in our common stock as you might be unable to sell your shares at or above the price you paid for those shares. Factors that could cause fluctuations in the trading price of our common stock include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	volatility in the trading prices and trading volumes of technology stocks;

•	changes in operating performance and stock market valuations of other technology companies generally, or those in our industry in particular;

•	sales of shares of our common stock by us or our stockholders;

•	failure of securities analysts to maintain coverage of us, changes in financial estimates by securities analysts who follow our company, or our failure to meet these estimates or the expectations of investors;

•	the financial projections we may provide to the public, any changes in those projections, or our failure to meet those projections;

•	announcements by us or our competitors of new products, features, or services;

•	the public’s reaction to our press releases, other public announcements and filings with the SEC;

•	rumors and market speculation involving us or other companies in our industry;

•	actual or anticipated changes in our results of operations or fluctuations in our results of operations;

•	actual or anticipated developments in our business, our competitors’ businesses or the competitive landscape generally;

•	litigation involving us, our industry, or both, or investigations by regulators into our operations or those of our competitors;

•	developments or disputes concerning our intellectual property or other proprietary rights;

•	announced or completed acquisitions of businesses, products, services or technologies by us or our competitors;

•	new laws or regulations or new interpretations of existing laws or regulations applicable to our business;

•	changes in accounting standards, policies, guidelines, interpretations or principles;

•	any significant change in our management; and

•	general economic conditions and slow or negative growth of our markets.

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In addition, in the past, following periods of volatility in the overall market and in the market price of a particular company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources.

The concentration of our capital stock ownership with insiders will likely limit your ability to influence corporate matters.

As of March 1, 2024, our executive officers, directors, significant shareholders and affiliated persons and entities collectively, beneficially owned approximately 74.5% of our outstanding common, and as a result control the votes on any matter submitted to a vote of shareholders. As a result, these persons and entities have the ability to exercise control over most matters that require approval by our stockholders, including the election of directors and approval of significant corporate transactions. Corporate action might be taken even if other stockholders oppose them. This concentration of ownership might also have the effect of delaying or preventing a change in control of our company that other stockholders may view as beneficial.

Compliance with the Sarbanes-Oxley Act of 2002 will require substantial financial and management resources.

Section 404 of the Sarbanes-Oxley Act of 2002 requires that we evaluate and report on our system of internal controls and, if and when we are no longer a “smaller reporting company,” will require that we have such a system of internal controls audited. If we fail to maintain the adequacy of our internal controls, we could be subject to regulatory scrutiny, civil or criminal penalties and/or stockholder litigation. Any inability to provide reliable financial reports could harm our business. Furthermore, any failure to implement required new or improved controls, or difficulties encountered in the implementation of adequate controls over our financial processes and reporting in the future, could harm our operating results or cause us to fail to meet our reporting obligations. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our securities.

Future sales and issuances of our capital stock or rights to purchase capital stock could result in additional dilution of the percentage ownership of our stockholders and could cause our stock price to decline.

We may issue additional securities, including shares of common stock underlying warrants or as a result of the conversion of convertible notes or the exercise of options or restricted stock units, or following the completion of the merger. Future sales and issuances of our capital stock or rights to purchase our capital stock could result in substantial dilution to our existing stockholders. We may sell common stock, convertible securities and other equity securities in one or more transactions at prices and in a manner as we may determine from time to time. If we sell any such securities in subsequent transactions, investors may be materially diluted. New investors in such subsequent transactions could gain rights, preferences and privileges senior to those of holders of our common stock.

We depend on key personnel and could be harmed by the loss of their services because of the limited number of qualified people in our industry.

Because of our small size, we require the continued service and performance of our management team, all of whom we consider to be key employees. Competition for highly qualified employees in the data storage industry is intense. Our success will depend to a significant degree upon our ability to attract, train, and retain highly skilled directors, officers, management, business, financial, legal, marketing, sales, and technical personnel and upon the continued contributions of such people. In addition, we may not be able to retain our current key employees. The loss of the services of one or more of our key personnel and our failure to attract additional highly qualified personnel could impair our ability to expand our operations and provide service to our customers.

We currently do not have employment agreements with most of our management and are not currently paying them any compensation. As a result, management’s only incentive for continuing to work for us is due to their stock ownership in us. Our management will not be able to work for us indefinitely without being paid. We plan to enter into employment contracts with management, and begin paying them compensation, once we are able to raise capital to fund our business.

 Substantial future sales of shares of our common stock could cause the market price of our common stock to decline.

Sales of a substantial number of shares of our common stock in the public market following the completion of the merger, or the perception that these sales might occur, could depress the market price of our common stock and could impair our ability to raise capital through the sale of additional equity securities. Many of our existing equity holders have substantial unrecognized gains on the value of the equity they hold, and therefore they may take steps to sell their shares or otherwise secure the unrecognized gains on those shares.

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Our common stock market price and trading volume could decline if securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business.

The trading market for our common stock will depend in part on the research and reports that securities or industry analysts publish about us or our business. The analysts’ estimates are based upon their own opinions and are often different from our estimates or expectations. If one or more of the analysts who cover us downgrade our common stock or publish inaccurate or unfavorable research about our business, the price of our securities would likely decline. We currently do not have any analyst coverage of our common stock. If no, or only a few, securities analysts commence coverage of us, or if one or more of these analysts cease coverage of us or fail to publish reports on us regularly, demand for our securities could decrease, which might cause the price and trading volume of our common stock to decline.

We will incur costs and demands upon management as a result of complying with the laws and regulations affecting public companies in the United States, which may harm our business.

As a public company listed in the United States, we will incur significant additional legal, accounting and other expenses. In addition, changing laws, regulations and standards relating to corporate governance and public disclosure, including regulations implemented by the SEC and any exchange on which we list our shares, may increase legal and financial compliance costs and make some activities more time consuming. These laws, regulations and standards are subject to varying interpretations, and as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If, notwithstanding our efforts, we fail to comply with new laws, regulations and standards, regulatory authorities may initiate legal proceedings against us, and our business may be harmed.

Failure to comply with these rules might also make it more difficult for us to obtain certain types of insurance, including director and officer liability insurance, and we might be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. The impact of these events would also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, on committees of our board of directors or as members of senior management.

We do not intend to pay dividends for the foreseeable future.

We have never declared nor paid cash dividends on our capital stock. We currently intend to retain any future earnings to finance the operation and expansion of our business, and we do not expect to declare or pay any dividends in the foreseeable future. As a result, stockholders must rely on sales of their common stock after price appreciation as the only way to realize any future gains on their investment.

Item 2. Financial Information

Not Applicable

Item 3. Properties

Incorporated by reference from "Item 1. – Our Facilities” above.

Item 4. Security Ownership of Certain Beneficial Owners and Management

Incorporated by reference from Item 5.01(a)(1) – (7) above.

Item 5.

Incorporated by reference from Item 5.02© – (d) herein.

Item 6. Executive Compensation.

Not applicable.

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Item 7. Certain Relationships and Related Transactions, and Director Independence.

The Company has entered into a loan transaction with Coral Investment Partners, LP (“Coral”). Coral is controlled by Erik Nelson, who until December 14, 2023 was the Company’s sole officer and director. After December 14, 2023, Mr. Nelson only serves as its corporate secretary. A description of the Coral loan is incorporated by reference from Note 5 – Related Party Transactions, in the Company’s financial statements included in its Form 10-K for the fiscal year ended December 31, 2022 and Item 1.01 herein.

On December 15, 2023, the Company entered into a consulting agreement with Coral, under which Coral agreed to provide certain services, filing a Rule 15c2-11 statement, assistance with SEC filings, assistance with interactions with OTC Markets, Inc., and related activities. The Company agreed to pay Coral $100,000 in four equal installments beginning on March 1, 2024.

The Company currently subleases office space at 1501 E. Woodfield Road, Schaumburg, Illinois, from an affiliate of Ed Honour, the Company’s chief executive officer, the affiliate’s cost with no markup. The affiliate is in the process of transferring the lease to the Company so that the Company would be direct lessee from the landlord.

Item 8. Legal Proceedings.

The Company is not a party to any legal proceedings at this time.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Incorporated by reference from Item 9 of the Registration Statement on Form 10 filed by the Company on September 19, 2022.

Item 10. Recent Sales of Unregistered Securities.

Incorporated by reference from Item 3.02 herein.

Item 11. Description of Registrant’s Securities to be Registered.

Incorporated by reference from Item 11 of the Registration Statement on Form 10 filed by the Company on September 19, 2022.

Item 12. Indemnification of Directors and Officers.

Incorporated by reference from Item 12 of the Registration Statement on Form 10 filed by the Company on September 19, 2022.

Item 13. Financial Statements and Supplementary Data.

Not applicable.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15. Financial Statements and Exhibits.

Not applicable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors’ Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(b) On December 14, 2023, Erik Nelson resigned chief financial officer and President of the Company. Mr. Nelson remains Corporate Secretary.

(c) On December 14, 2023, the Company’s Board of Directors appointed Edward Honour as Chief Executive Officer (CEO), Jeffrey Lozinski as Chief Operating Officer, and Joseph Lehman as Chief Technical Officer. Biographical information about Messrs. Honour, Lozinski, and Lehman is contained in item 5.02(d) below. There are no agreements under which the Company has agreed to compensate Messrs. Honour, Lozinski, or Lehman at this time.

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(d) By a written consent dated December 14, 2023, the Board of Directors approved a resolution to appoint Edward Honour, Jeffrey Lozinski, Joseph Lehman, and Robert Jackson to the Board of Directors of the Company. Below is biographical information about each of the new directors:

Edward Honour Since 2013, Mr. Honour has been a technical consultant for the Department of Energy’s Argonne National Laboratory. In 2021 he co-founded GEX Data Labs which was responsible for the development of several open source applications supporting data science and machine learning infrastructure along with a proprietary workflow management system.  In 2020 he was part of the team that developed an R&D 100 Award Winning data science, machine learning, and artificial intelligence application for the Department of Homeland Security, TIDE.  For the project he was responsible for design, development, and implementation of the technical infrastructure and software interfaces.  In 1994, Mr. Honour was the founder of Software Dynamics where he managed successful large-scale development projects for Fortune 100 clients and grew his consulting practice over 800% in the first 5 years.  Mr. Honour graduated from the University of Illinois-Chicago in 1988 with a degree in Math and Computer Science.

Jeffrey Lozinski. Since 2021 Mr. Lozinski has managed the day-to-day operations of GEX Data Labs where he utilizes the company's proprietary workflow management system to outsource day to day operations for clients. In 2018, Mr. Lozinski was founder of TxtSchedules Inc, a software development company and platform for the staffing and managing in-store brand marketing demos at grocery stores and other retailers. Mr. Lozinski is the COO and President of Sales and Marketing for Tritanium Labs USA. From 1996 to 1999 Mr. Lozinski was the Vice-President of Sales and Marketing at Contemporary Marketing where introduce new brands that generated over $50 million in annual sales. Mr. Lozinski graduated in 1984 with a degree in Business Administration from Ball State University.

Joseph Lehman. Mr. Lehman has over 20 years experience as a software developer, solutions architect, and data scientist. Since 2015, Mr. Lheman has been an applications systems engineer with Wells Fargo Rail, focused on large scale Oracle applications using the Oracle Application Development Framework (ADF) and PL/SQL. Mr. Lehman earned a B.S. degree in Mathematics from DePaul University in 2000 and scored in the top 5% of the class in a three-month continuing education program in data science and AI offered by MIT in 2021. Mr. Lehman has vast expertise in AI based classification systems, Convolutional Neural Networks (CNNs), Recurrent Neural Networks (RNNs), and Large Language models.

Robert Jackson. Mr. Jackson has over 40 years experience in the securities industry. He is the founder of Southeast Capital Investment Partners. Mr. Jackson co-founded Medical Staffing Network which went public through an IPO in 2002. Previously Mr. Jackson was registered with Bear Stearns from 1983 to 2003. Mr. Jackson graduated from the University of Georgia in 1983 with a degree in finance.

The Company did not enter into any material plan, contract or arrangement (whether or not written) with to which any of the New Directors are a party or in which he or she participates.

Item 5.06 Change in Shell Company Status

On December 14, 2023, the Board of Directors of the Company approved a resolution to enter the business of artificial intelligence hosting, research & development, and consulting, and since has entered into a number of contracts and raised a material amount of capital from the private placement of its common stock to capitalize the business. As a result, the Company believes it no longer qualifies as a shell company.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Required

(b)	Not Required

(c)	Not Required

(d)	Exhibits

Item No.	Description
Exhibit 10.1	Promissory Note – Addendum 1, Debt Agreement Modification, by and between the Company and Coral Investment Partners, LP dated December 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kinetic Seas Incorporated

Dated: March 6, 2024	By:	/s/ Ed Honour
	Name:	Ed Honour
	Title:	Chief Executive Officer

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